SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):       November 30, 2001

MILLER INDUSTRIES, INC.

(Exact name of Registrant as Specified in its Charter)

Tennessee	001-14124	62-1566286
(State or other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation or Organization)		Identification No.)

8503 Hilltop Drive Suite 100 Ooltewah, TN	37363
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (423) 238-4171

Not Applicable
(Former name or former address, if changed since last report)

This Amendment to Form 8-K amends the Form 8-K filed by the Registrant on December 6, 2001 to report its change in certifying accountant, and includes a copy of Arthur Andersen LLP’s letter to the SEC dated November 30, 2001 as exhibit 16 on this Form 8-K/A.

 ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits
	Number	Description
	16	Letter from Arthur Andersen LLP

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MILLER INDUSTRIES, INC. /s/ J. Vincent Mish By: J. Vincent Mish, Chief Financial Officer

Date:    December 14, 2001